Exhibit 10.4

CONTRACT OF TRANSFER OF RIGHTS OF EXPLORATION, EXPLOITATION AND COMERCIALIZATION WHICH ON THE ONE HAND HELD JIM CHRISTIAN LANDEROS AMADOR WHO APPEAR IN THEIR OWN RIGHT AND ALSO IN SUE CHARACTER OF MR. FABIAN JAVIER GARCÍA GONZÁLEZ AGENT WHO AS A WHOLE HEREINAFTER BE CALLED AS THE ASSIGNOR AND ANOTHER MINING COMPANY, GEO IRON RESOURCES SOCIETY ANONIMA DE CAPITAL VARIABLEREPRESENTED BY CAIFENG SONG, WHO THEREAFTER CALLED AS THE ASSIGNEE TO THE TENOR OF THE FOLLOWING DENOMINATIONS, DECLARATIONS AND CLAUSES:

DENOMINATIONS:

THE PARTIES INVOLVED FOR THE PURPOSE OF CLARIFICATION OF THE TERMS OF THIS CONTRACT ARE UNDERSTOOD BY:

ASSIGNEE: IS THE MORAL PERSON WHO HELD THE LEADING WORK OF EXPLORATION, EXPLOITATION, EXTRACTION, COMERCIALIZATION OF MEXICAN IRON ORE AND OTHER MINERALS, MINES LOCATED IN THE AREA THAT CORRESPONDS TO THE GRANTING OF THE TITLE MINING "MARIAS" BY WHAT HAS OBTAINED THE AUTHORIZATION ON THE PART OF THE ASSIGNOR TO PERFORM EXPLORATION, EXPLOITATION, EXTRACTION AND MARKETING OF ORE OF IRON AND OTHER MINERALSFINISHED PRODUCT THAT CAN TRADE WITH ITS CUSTOMERS WITHOUT ANY RESTRICTION.

THE ASSIGNOR: IS THE PHYSICAL PERSON OR INDIVIDUALS, WHO OR WHO HAVE THE RIGHTS TO EXPLORE, EXPLOIT AND EXTRACT THE MINERALS ACCORDING TO DEMONSTRATED WITH A CONTRACT SIGNED AND RATIFIED BEFORE A NOTARY TO BE APPENDED TO THIS INSTRUMENT TO LEGALLY PROTECT THE RIGHTS TRANSMITTED TO THE TRANSFEREE WITH THE MINING PART NAME NO. 234918 ELICIT "MARIAS" WHICH DEMONSTRATE THE OWNERSHIP OF THE SAME AND WHICH SERVES AS A LEGAL INSTRUMENT TO WHICH THE ASSIGNOR, EXPLOIT, EXPLORE AND MERCHANDISE THE ORE FROM THE MINE TO EMBRACE SUCH CONCESSION.

RIGHT AND ENTITLEMENT: THE RIGHT OF EXPLORATION, EXPLOITATION AND COMERCIALIZATION WHICH GIVES THE ASSIGNEE, REGARDING THE TITLE MINING NO. 234918 CALLED "MARIAS", WHOSE LOCATION IS IN THE MUNICIPALITY AND WITHIN AN AREA OF 363.734 ACRES.

MINING TITLE: IS THE TITLE NO. 234918 KNOWN AS "MARIAS"

PRODUCT : ARE MINERALS THAT WILL BE EXTRACTED FROM THE MINES THAT ARE FOUND INSIDE OF NO. 234918 CALLED MARIAS

ROYALTIES - IS THE AGREED AMOUNT IN CASH IN DOLLARS AND IT WILL BE GIVEN BY THE ASSIGNEE TO THE ASSIGNOR BY THE EXPLORATION, EXPLOITATION, EXTRACTION AND COMERCIALIZATION OF IRON ORE WITH LEGAL MINIMUM OF 60% PER METRIC TON.

CONTRACT: THIS INSTRUMENT

BUSINESS: DEVELOPMENT OF THE OBJECT UNDER THIS CONTRACT

DECLARATIONS:

1) JIM CHRISTIAN LANDEROS AMADOR IS OF AGE, SINGLE AND FULFILLED ITS OBLIGATIONS AND GOOD STANDING WITHIN THE LAW, WITH REGISTRATION OF TAXPAYERS IS LÁAJ-801213-KU1 FEDERAL; AND YOUR ADDRESS IS FOUND IN THE CART #786, COLONIA INDUSTRIAL PARK BLVD NORTH NATIVITY SCENES IN ZAPOPAN JALISCO, 45150
POSTAL CODE WITH REGISTRATION NO. LAAJ801213HJCNMM04.

(2) THAT THE MR FABIAN JAVIER GARCÍA GONZÁLEZ-GENERAL IS TAKEN OVER WHICH PROVES THROUGH SCRIPTURE PUBLISHED NUMBER THIRTY AND SIX THOUSAND SEVEN HUNDRED EIGHTY-EIGHT OF THE VOLUME % VIENTICINCO, ROMAN FOURTH BOOK LAST BEFORE THE FAITH OF MR. FELIPE TORRES PACHECO NOTARY PUBLIC NUMBER ELEVEN OF GUADALAJARA, JALISCO. FACULTIES MANIFEST NOT HIM HAVE BEEN REVOKED OR LIMITED IN ANY WAY.

3) THE PERCENTAGE SPLIT IS 75% AND ITS PRINCIPAL MR. FABIAN JAVIER GARCIA AMADAOR HOLDER OF THE REMAINING 25% THAT REPRESENT ALTOGETHER THE TOTALITY OF THE RIGHTS THAT THEY EMANATE FROM THE MINING CONCESSION CALLED “MARIAS” AND SHOWING WITH THE CONTRACTS SIGNED IN ORIGINAL AND RATIFIED NOTARY SO SAME ACCREDITAN OWNED COPY OF THE TIUTLO FOR NOT GRANTING. 234918 WHOSE LOCATION IS IN THE MUNICIPALITY OF CUAUITITLAN, JALISCO, WITH AN AREA OF 363,734 ACRES. HEREINAFTER CALLED AT THE SAME TIME AS THE DEPOSIT.

(4) THAT APPEAR AT THE CONCLUSION OF THIS AGREEMENT IN ORDER TO MAKE THE TRANSFER TO THE TRANSFEREE WITH THE AIM THAT THIS LAST CAN PERFORM EXPLORATION, EXPLOITATION, EXTRACTION AND CASKETS OF THE RIGHTS THAT THEY EMANATE FROM THE TITLE MINING NO. 23418 CALLED “MARIAS” SUBJECTING TO SUCH EFFECT TO THE TERMS AND CONDITIONS CONTENTS IN THE CLAUSES OF THIS INSTRUMENT.

(5) THAT IT IS IDENTIFIED WITH CREDENTIAL VOTER NUMBER 3116087104485 FOLIO.

(6) THAT IT HAS MADE PREVIOUS STUDIES, WHICH SHOW THAT THE PRODUCT WILL BE EXTRACTED FROM THE OBJECT OF THIS CONTRACT MINE IRON ORE HAS A 60% MINIMUM PURITY LAW.

(7) THAT CURRENTLY MINE OBJECT OF EXPLOITATION CALLED MARIAS DENOUNCED IS LOCATED WITHOUT ANY EXPLORATION WORK AND UNTAPPED, BY WHICH TO COMPLETE SUCH EXPLORATION WORKS AND CARRY OUT OPERATION IS NECESSARY CAPITAL SUFFICIENT TO DEVELOP DIRECT WORK, CONSULTANT WORK AND STUDIES THAT ARE GEOLOGICAL AIMED TO STUDY AND PROPERLY DETERMINE THEIR POTENTIAL TO QUANTIFY ITS PROVEN RESERVES AND PROBABLIES DOING THE WORK NECESSARY FOR EXPLORATION IN DIRECT WORK OR DRILLING.

(8) THAT SO TO SUIT THEIR INTERESTS OF ITS REPRESENTED AND BE HIS WILL UNDER COVER OF THE FRACTION VII PROVISIONS OF THE ARTICLE 19 OF LAW MINING IS YOUR CONVENIENCE TRANSFER OR CONVEY TO THE CESENARIO OF RIGHTS THAT IS DERIVED FROM THE REALIZATION OF WORKS, EXPLORATION, EXTRACTION, EXPLOITATION AND COMMERCIALIZATION OF ORE MINING CONCESSION DOMINATED MARIAS WITH A SURFACE TOTAL OF 363.734 ACRES APPROXIMATELY THEREFORE THE WORKS AND THAT IS DEVELOPED DURING THE TERM OF THIS CONTRACT UNDER CHAPTERS 1, 2, AND 3 OF THE ABOVEMENTIONED ARTICLE AND REMAIN UNDER THE TERMS AND CONDITIONS IN THE SUBSEQUENT CLAUSES IS ESTABLISHED. AN ANNEX WILL BE ATTACHED.

9) THE MARIAS TO MINE IS DESCRIBED IN DECLARATION 3, AS WELL AS HAVING THE ECONOMIC MEANS AND HUMAN TECHNICAL ELEMENTS, AS WELL AS OF ORGANIZATION ADMINISTRATIVE NECESSARY TO CARRY OUT THEIR OBLIGATIONS DERIVED FROM THIS CONTRACT.

(10) BEING A NATIONAL COMPANY, LEGALLY INCORPORATED UNDER MEXICAN LAW, WHICH CREDITED THROUGH THE WRITING PUBLISHED NUMBER SEVEN THOUSAND TWO HUNDRED FIFTY-FOUR, VOLUME % NINETY AND EIGHT, GIVES RISE TO THE NOTARY PUBLIC NUMBER VIENTIUNO OF THE STATE OF MICHOACÁN DE OCAMPO THAT IS ADDS COPY AS ANNEX B REPRESENTED BY CAIFENG SONGY FULFILLED THEIR TAX OBLIGATIONSWITH LEGAL CAPACITY TO CONTRACT AND SIGN THIS AGREEMENT IN ACCORDANCE WITH MEXICAN, REGISTRATION OF TAXPAYERS IS GIR120530M27 FEDERAL LAWS.

(11) TO THE CONCLUSION OF THIS AGREEMENT SO THAT THE ASSIGNOR, GIVE YOU THE RIGHTS THAT THEY EMANATE FROM THE TITLE NOT MINING. 234918 CALLED MARIAS SO THE TRANSFEREE HAVING THE AUTHORIZATION TO CARRY OUT THE EXPLORATION, EXPLOITATION AND COMERCIALIZATION OF THE TITLE NO. 234918 CALLED “MARIAS” SUBJECTING TO SUCH EFFECT TO THE TERMS AND CONDITIONS CONTENTS IN THE CLAUSES OF THIS INSTRUMENT.

(12) BE RESPONSIBLE BEFORE ANY EVENT ADVERSE FOR THE PURPOSES OF THIS BUSINESS, I.E., ANY LEGAL SITUATION THAT HAS TO DO WITH THE TITLE MINING COVERED BY THIS CONTRACT.

(13) THAT IS IDENTIFIA WITH YOUR PASSPORT NO. G 19607194.

(14) HAVING INTEREST IN THE PRESENT AGREEMENT OF TRANSFER OF RIGHTS OF EXPLORATION, EXPLOITATION, AND MARKETING WITH THE ASSIGNOR.

(15) THAT HAS ACCESS TO RESOURCES ECONOMIC AND CAPACITY LEGAL PLEA FOR THE COMMENCEMENT OF THE AGREEMENT OF TRANSFER OF RIGHTS OF EXPLORATION, EXPLOITATION AND MARKETING IN ACCORDANCE WITH THE FOLLOWING

CLAUSES:

FIRST - SUBJECT OF THE CONTRACT. THE ASSIGNOR IN THEIR OWN RIGHT AND ALSO IN THE ROLE OF AGENT FABIAN CEDE THE RIGHTS OF EXPLORATION, EXPLOITATION AND MARKETING TO THE ASSIGNEE COMPANY CALLED GEO IRON RESOURCES SOCIETY ANONIMA DE CAPITAL VARIABLE WITH THE MINE CALLED “MARIAS” IN ORDER THAT THE ASSIGNEE CAN PERFORM EXPLORATION, EXPLOITATION, EXTRACTION AND COMERCIALIZATION OF THE MINERAL IRON AND OTHER MEXICAN MINERALS THAT CORRESPOND TO PROPERTIES MINERS WITHIN THE AREA OF THE CONCESSION CALLED MARIAS IN ACCORDANCE WITH THE PROVISIONS OF THIS AGREEMENT. BY JOINING THEIR EFFORTS, KNOWLEDGE AND EXPERIENCE TO CARRY OUT THE WORKS IN ACCORDANCE WITH THE MINERS, OF WORKS PROJECTS, PLANS AND STRATEGIES TO BENEFIT ADEQUATELY THE DEPOSIT UP TO EXHAUST THIS AND REACH VENTE LA OF IRON ORE WITH A MINIMUM OF 60% PURITY CERTIFICATE BY SGS.

SECOND - OBLIGATIONS OF THE TRANSFEROR. THE ASSIGNOR IS REQUIRES:

2.1 GRANT TO THE ASSIGNEE ALL THOSE FACILITIES NECESSARY TO OPERATE THE MINING PROJECTS, WORKS, PLANS AND STRATEGIES, TO CARRY OUT EXPLORATION AND IN YOUR CASE THE EXPLOITATION AND MARKETING OF THE SITE.

2.2 PERMISSION OF EXPLOITATION GRANTED BY THE COMMUNITY.

2.3 CARRY OUT PAYMENTS AND ALLOWANCES TO THE BROKERS INVOLVED IN NEGOTIATIONS AT THE CONCLUSION OF THIS CONTRACT.

2.4 ENSURE THE FREE PASSAGE OF THE ASSIGNEE ITS REPRESENTATIVES AND WORKERS FOR THE FREE AND PEACEFUL REALIZACOIN OF THE WORK REQUIRED FOR THE PURPOSE OF THIS CONTRACT.

THIRD. OBLIGATIONS OF THE TRANSFEREE.

THE TRANSFEREE IS OBLIGED:

3.1. THE INITIATION OF THE WORK OF EXPLOITATION. WHICH WILL GET PERMISSIONS RELATING TO THE EXPLOITATION OF THIS DEPOSIT.

3.2. THE SEARCH AND ACQUISITION OF EQUIPMENT, UPDATED MACHINERY, AND HIRING STAFF AS PROVIDED FOR IN THE PROJECT OF EXPLOITATION MINING FOR THE BENEFIT OF THE SITE.

3.3. THE REALIZATION OF THE EXPLOITATION AND EXTRACTION OF ORE OF IRON OPEN-PIT DEPOSIT.

3.4. THE OPERATION OF THE ORE CRUSHING PLANT.

3.5. THE TRANSPORT OF THE ORE PROCESSING AND STANDARDIZED STORAGE FOR SUECERTIFICACION IRON.

3.6. THE TRANSPORT OF ORE TO THE PORT OF EMBARKMENT.

3.7. ONCE INITIATED EFFORTS TO EXPLOIT THE ORE DEPOSIT THE ASSIGNEE IS OBLIGATED, TO MAKE AVAILABLE TO THE ASSIGNOR'S MONTHLY PRODUCTION REPORT AND RECORDS PROOF OF WEIGHTS OF THE ORE EXTRACTED AND MARKETED.

FOURTH - TERM.

THIS AGREEMENT IS KEPT CURRENT UP TO EXHAUST THE “YACIMIENTO” OR UNTIL THE WORKING CONDITIONS ARE BECOME IMPOSSIBLE, DANGEROUS OR UNAFFORDABLE FOR EXPLOITATION, WHICH MAY BE REVIEWED BY BOTH PARTIES EVERY 12 MONTHS TO THE CITY OF GUADALAJARA, JALISCO, ANALYZING THE TERMS AND CONDITIONS OF COMMON AGREEMENT.

FIFTH - CONTINUATION.

IF IN A TERM OF 60 CALENDAR DAYS, THE CONDITIONS OF EXPLORATION, EXPLOITATION AND COMERCIALIZATION OF THE SITE BECOME APPROPRIATE IN DIRECTION OPPOSITE TO WHAT WAS AGREED IN THE FOURTH CLAUSE IMMEDIATE PREVIOUS WILL CONTINUE WORK ON THE SAME TERMS AS ARE CONTAINED IN THIS AGREEMENT.

SIXTH. - PAYMENT OF ROYALTIES.

THE PAYMENT OF ROYALTIES BY MINERAL EXTRACTED IS WEEKLY ACCORDING TO THE TONS OF IRON ORE, SHAPE, HEAVY, UNLOADED PRODUCT OF ASSIGNEE WHO WILL ELECTRONICALLY TRANSFER PAYMENT TO THE ACCOUNT FOR SUCH EFFECTS AS SPECIFIED.  DDED AS ANNEX “C” EITHER NON-NEGOTIABLE CHEQUE ON BEHALF OF THE ASSIGNOR, ON PRESENTATION OF INVOICE THURSDAYS OF EVERY WEEK SO THAT THE PAYMENT IS MADE IMMEDIATELY AFTER WEDNESDAY THE PRESENTATION OF THE SAME. INVOICE MUST COMPLY WITH TAX REQUIREMENTS, AND IS IN TURN ALLOW THE TASKS OF SUPERVISION, INSPECTION, CHECKOUT, AND VERIFICATION OF EXTRACTED ORE.

SEVENTH - ROYALTIES AND COMPENSATIONS.

THE ROYALTY SHALL BE DETERMINED IN ANNEX E. PER TONNE EXTRACTED HEAVY AND UNLOADED IN THE COURTYARD OF THE ASSIGNEE THAT IS WITH A MINIMUM OF 60% PURE AND CERTIFIED BY SGS, AS CONSIDERATION WILL AMOUNT. IF THE EXTRACTED ORE FAILED TO COMPLY WITH THE SPECIFIED PURITY WILL BE DISCUSSED BY THE PARTIES. THE DISCOUNT THAT IS SEND TO THE PAYMENT OF THE ROYALTY. BEING RIGHT TO THE ASSIGNEE THE RETURN OF ORE TO BE USED AS BEST SUITS THE INTERESTS OF THE ASSIGNOR DISCOUNTING EXPENDITURES INCURRED.

EIGHTH- CESSATION OF PAYMENT OF ROYALTIES-

THE PAYMENT OF ROYALTIES TO RIGHTS BY CLAUSES ADDRESSED PREVIOUS SIXTH AND SEVENTH CEASE; IF THERE IS SUBSEQUENT SALE TO THE SIGNING OF THIS CONTRACT, THAT SEE THE RIGHTS TO RECEIVE PAYMENT OF EXTRA CONSIDERATION AND THAT IS GIVE EXCLUSIVELY BETWEEN THE ASSIGNOR PARTIES AND ASSIGNEE AND AS SALES FALL IN THE SAME PERSON, EITHER PHYSICAL OR MORAL. OVERCOME THE DUALITY OF PERSONALITY ON THE CONTENT OF THE CLAUSES SIXTH AND SEVENTH.

NINTH - DOCUMENTS. TO PROVIDE THE NECESSARY DOCUMENTATION REQUIRED BY THE ASSIGNEE FOR GOVERNMENTAL UNITS.

DECIMA - PASSAGES.

THE ASSIGNOR HAS THE RIGHT TO APPOINT SUITABLE PERSON TO REPRESENT AT THE TIME THE ORE EXTRACTED

BEFORE THE ENTRANCE TO THE COURTYARD OF THE ASSIGNEE AND NOT ANY REPRESENTATIVE BE PRESENT THE ASSIGNEE IS COMMITTED TO DELIVER COPY OF ALL WEIGHINGS AT THE REQUEST OF THE ASSIGNOR AT THE TIME IN WHICH IT IS REQUESTED FOR WHICH WILL KEEP THE ORIGINAL UNTIL THE DATE OF THE INVOICE.

PARTIES AGREE THAN THURSDAYS AT 12:00 HOURS EACH WEEK , THE COLLECTION AT THE PORT IN MANZANILLO, COLIMA, THE WEIGHT (TONNAGE) EXTRACTED PRODUCT IS HAS A NOTE OF ENTRY COVERING THE ORE ACCOUNTED TOGETHER WITH NOTE OUTPUT OF ORE FROM THE MINE, WHICH MUST MATCH. IF IT DOES NOT HAPPEN, TIME IS SET TO DETERMINE THE PAYMENT TO PERFORM.

TENTH - ACCESS TO THE PORT OR DOCK.

THE ASSIGNOR HAS THE RIGHT TO ENTER THE COURTYARD OF THE TRANSFEREE IN DAYS AND HOURS FOR THE PURPOSE OF OVERSEEING WEIGHTS AND MATERIALS EXTRACTED FROM THE SITE WHICH SHALL NOTIFY THE TRANSFEREE WITH 24 HOURS IN ADVANCE FOR CONDITIONS SUITABLE FOR THE VISITS THAN NECESSARY AND THIS DOES NOT DISRUPT THE WORK OF THE STAFF RESPONSIBLE FOR YOUR CARE AND SUPERVISION.

REPORTS. THE ASSIGNEE IS COMMITTED TO BE PRESENT IN TIME AND BEFORE GOVERNMENT AGENCIES TO PROVIDE REPORTS BEFORE THE SECRETARY OF ECONOMIC AS ALSO TO THE MINISTRY OF THE ENVIRONMENT AND NATURAL RESOURCES (SEMARNAT) OF PERFORMED WORKS, DELIVERING COPIES OF EACH ONE OF THEM THE SCENDING FOR ITS CONTROL AND MANAGEMENT.

THE ASSIGNEE SHALL TAKE CARE THAT THE EXPLOITATION WORKS DOES NOT EXCEED AUTHORIZED COORDINATES AND MUST COMPLY WITH TECHNICAL STANDARDS APPLICABLE TO GEOLOGICAL SPECIFICATION, WHILE RESPECTING ALL THE TIME ENVIRONMENTAL STANDARDS CONCERNING THE DECLARATION OF ORIGIN.

RIGHTS AND PAYMENTS. THE ASSIGNOR IS COMMITTED TO MAKE SEMI- ANNUAL PAYMENTS TAX ON THE RIGHTS OF THE TITLE CALLED MARIAS IN TIME AND FORM.  IN CASE THAT THE ASSIGNOR DOES NOT COMPLY WITH SUCH OBLIGATIONS, THE TRANSFEREE AT ALL TIMES MUST MAKE THESE PAYMENTS OF THE TOTAL CONCEPT OF THE ESTABLISHED ROYALTY IN THE SEVENTH CLAUSE THE MATCH THE RESPECTIVE RECEIPT OF PAYMENT MADE TO THE ASSIGNOR.

AUTHORIZATION AND LICENSES. THE TRANSFEREE IS FORCES ON THEIR OWN AND COST TO OBTAIN AND HOLD FORCE ALL AUTHORIZATIONS, LICENSES AND PERMITS THAT IS REQUIRED TO CARRY OUT THE EXPLORATION, EXPLOITATION, EXTRACTION AND MARKETING OF MINERAL IRON AND OTHER MEXICAN MINERALS OBJECT OF THE PRESENT CONTRACT.

OPERATING COSTS. EXPENDITURES THAT IS GENERATED DURING PERFORMANCE OF THIS CONTRACT SHALL BE BORNE BY THE TRANSFEREE RELATING TO EXPLORATION WORKS, EXPLOITATION AND COMMERCIALIZATION OF MINERAL EXTRACTED WITH A MINIMUM OF 60% PURITY DEGREE LAW IN RELATION TO THE OBJECT OF THIS AGREEMENT.

DISTRIBUTION AND PROTECTION OF MINERAL. THE ASSIGNEE OPERATES SEVERAL DEPOSITS OF IRON ORE AND IS THEREFORE THAT IS COMMITTED TO SEPARATE FULLY IDENTIFY THE SOURCE OF ALL THE ORE THAT IS FOUND TO EFFECTIVELY AND CLEARLY SEPARATE THE ORE THAT HAS BEEN EXTRACTED FROM THE SITE OBJECT OF THIS CONTRACT.

RESPONSIBILITY OF THE WEIGH-IN. IT IS RESPONSIBILITY OF THE TRANSFEROR OR BY A PERSON OF TRUST AND BE AT THE TIME OF THE WEIGH-INS PRIOR TO THE ENTRY OF THE MINERAL IN THE COURTYARD OF THE ASSIGNEE AND IS THE RESPONSIBILITY OF THE TRANSFEREE SAVE RECEIPTS FOR PASSAGE IN CASE THERE IS NO REPRESENTATIVE OF THE TRANSFEROR UNTIL THEY ARE SHOWN AND REGISTERED BY THE TRANSFEROR OR PERSON OF CONFIDENCE.

LABOR, CIVIL LIABILITY OR CRIMINAL. THE ASSIGNOR ASSUMES NO RISK OR RESPONSIBILITY WITH WORKERS, ADMINISTRATIVE PERSONNEL AND TRUSTED THAT YOU WORK AT THE MINE, EQUALLY ASSUMES NO RISK OR DISCLAIMERS IN IT CONCERNING OCCUPATIONAL ACCIDENTS AND EMPLOYER-EMPLOYEE CONTRIBUTIONS, THE MEXICAN INSTITUTE OF SOCIAL INSURANCE, IN RELATION TO THE OBJECT OF THE PRESENT CONTRACT. LIKEWISE THE ASSIGNEE IS ASSUMED AS THE ONLY RESPONSIBLE TO PARTICULARLES OR MUNICIPAL AUTHORITIES, ESTATLES OR FEDERAL CIVILIAN, CRIMINAL, IF NEED BE THAT EXPLOSION OR REMOVE THE PRODUCT, UNAUTHORIZED AREAS OR CAUQUIER ANOTHER SITUATION THAT JURISDICTION ITS EXTRACTION PROCESS, AND MUST BRING IN PEACE AND UNLESS THE TRANSFEROR OF ANY LEGAL ACTION THAT COULD BE LODGED AGAINST AND MAKE DISCLAIMER OF THE ASSIGNEE.

RIGHTS OF PASSAGE. ASSIGNOR WILL BE RESPONSIBLE FOR PAYING THE OWNERS OF TERRESTRIAL HEAT DRILLINGS, AND/OR OWN INTERMEDIARIES IN THE AREA, RIGHTS-OF-WAY AND ANY OTHER RIGHT, SHARE OR USE THAT TO THAT END MIGHT CAUSE.

ENROLLMENT AND RATIFICATION COSTS. THE COSTS OF FEES AND RIGHTS AS IS GENERATED BY CONCEPT OF RATIFICATION AND

REGISTRATION OF THIS AGREEMENT WILL BE IN CHARGE OF THE ASSIGNEE.

ASSIGNMENT. NEITHER PARTY MAY ASSIGN THE RIGHTS AND OBLIGATIONS SET OUT IN THIS AGREEMENT TO ANY THIRD PARTY, EXCEPT WITH THE PRIOR CONSENT BY WRITTEN ON THE OTHER HAND, HOWEVER THE ABOVE THE TRANSFEREE SHALL HAVE THE POWER TO DESIGNATE ANY OF THEIR FILLIALES COMPANIES, SO ASSUME ACCUMULATION OF OBLIGATIONS AND RESPONSIBILITIES WHICH BY VIRTUE OF THIS CONTRACT HAS ACQUIRED OBLIGANDOSE THEREFORE GIVE THE ASSIGNOR WITH 15 DAYS PRIOR NOTICE OF SUCH DESIGNATION IN WRITING TO THE DATE SCHEDULED FOR THE ASSIGNMENT.

NOTIFICATIONS. ANY NOTICE OR NOTIFICATION THAT SHALL HACERCSE THE PARTIES IN CONNECTION WITH THIS CONTRACT SHALL BE BY WRITTEN ACKNOWLEDGEMENT OF RECEIPT TO THE DOMICILLIOS BEFORE MENCIONADES OR TO ANY OTHER ADDRESS THAN WITH POSTERIORDAD COULD POINT THE PARTIES MAY MAKE ANNOUNCEMENTS AND VERBAL NOTIFICATIONS PROVIDED SUCH NOTICES OR NOTIFICATIONS TO BE CONFIRMED IN WRITING WITHIN 24 TWENTY-FOUR HOURS NOTICE TO CONFIRMFOR THE PURPOSES OF ITS VALIDITY.

THE HEADLINES THAT APEARS AT THE BEGINNING OF EACH OF THE CLAUSES THAT THEY INTEGRATE THIS AGREEMENT ONLY ARE INSERTED FOR REFERENCE PURPOSES AND IN ORDER TO FACILITATE ITS READING AND MANAGEMENT.

LEGISLATION. THE PARTIES TO THIS AGREEMENT AGREE THAT THE PLACE TO GATHER, REMEMBER, COMMENCE CONTRACTS, AGREEMENTS AND MINUTES DESCRIBED THE PHASES OF THE PROCESS FOR THE PURPOSES OF THE BUSINESS WILL BE IN THE CITY OF GUADALAJARA, JALISCO, BY WHAT IS SUBJECT TO INTERPRETATION AND ENFORCEMENT OF THE LEGISLATION IN FORCE IN GUADALAJARA, JALISCO, MEXICO.

CONFIDENTIALITY - PARTIES AGREE TO HOLD STRICT CONFIDENTIALITY AND NOT TO MAKE KNOWN TO ANY PERSON, SOCIETY OR ORGANIZATION ANY INFORMATION WHICH HAS THE NATURE OF CONFIDENTIAL IN TERMS THAT ARE LISTED BELOW.

TAXES. EACH OF THE PARTIES IS COMMITTED TO COVER THE TAXES THAN THE LAW THEM CORRESPONDING REVENUES DERIVED FROM THIS AGREEMENT, FREEING THE OTHER PARTY OF ANY RESPONSIBILITY TO RESPECT.

INVALIDITY OR ILLEGALITY. THE INVALIDITY OR ILLEGALITY OF ANY OF THE PROVISIONS OR CLAUSES OF THIS CONTRACT NOT AFECTURA TO OTHER PROVISIONS OF THE SAME, BUT THIS SHOULD BE INTERPRETED CONSIDERING THAT SUCH PROVISIONS WERE NEVER AGREED.

CANCELLATION. CONTRACT IS CANCELLED AUTOMATICALLY IN CASE OF FAILURE TO COMPLY WITH THE CLAUSES OF THE PRESENT WITHOUT HAVING TO APPEAR IN THE COURTS OF ANY STATE MUTUALLY PRO ABMAS PARTS.

CONSENT. THE PARTIES DECLARE THAT THE CONCLUSION OF THE PRESENT CONTRACT THAT THERE DOES NOT EXIST INJURY, BAD FAITH, VIOLENCE, OR ANY OTHER DEFECT OF CONSENT THAT COULD INVALIDATE THE AGREEMENT. AWARE PARTS OF THE CONTENT AND LEGAL SCOPE OF THIS AGREEMENT OR RATIFY AND SIGN IN TRIPLICATE IN THE CITY OF MANZANILLO, COLIMA, ON THE THIRTIETH DAY OF THE MONTH OF JANUARY OF THE YEAR TWO THOUSAND THIRTEEN FALLING SOMEWHAT IN THE HANDS OF EACH OF THE PARTIES TO THE SIGN OF CONFORMITY AND HAS TO BE AWARE OF THE CONTENT OF ITS CLAUSES CONTRACTING PARTIES TO SIGN BEFORE A NOTARY OR CORRIDOR PUBLIC FOR PURPOSES OF ITS RATIFICATION.

SIGNED IN MANZANILLO, COLIMA, TO 30 JANUARY 2013

(SIGNATURES OF THE PARTIES)